UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2014

WESTERN ASSET

GLOBAL MULTI-SECTOR

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize return through income and capital appreciation.

Letter from the president

Dear Shareholder,

At a meeting held in May 2014, the Fund’s Board of Directors approved a recommendation from Legg Mason Partners Fund Advisor, LLC, the Fund’s investment manager, to change the fiscal year-end of the Fund from December 31 to May 31. As a result of this change, shareholders are being provided with a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014. Please read on for a more detailed look at the prevailing economic and market conditions during the Fund’s abbreviated reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

II	Western Asset Global Multi-Sector Fund

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from January 1, 2014 through May 31, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s final reading for first quarter 2014 GDP growth, released after the reporting period ended, was -2.9%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, state and local government spending, nonresidential fixed investment, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment was as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April and was unchanged in May, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in both April and May 2014, matching the lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 34.6% of the 9.8 million Americans looking for work in May 2014 had been out of work for more than six months.

Sales of existing-homes fluctuated during the reporting period given changing mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after three consecutive monthly declines, existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. Sales then rose 4.9% in May versus the previous month. The NAR reported that the median existing-home price for all housing types was $213,400 in May 2014, up 5.1% from May 2013. The inventory of homes available for sale in May 2014 was 2.2% higher than the previous month at a 5.6 month supply at the current sales pace and 6.0% higher than in May 2013.

The manufacturing sector continued to expand during the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all five months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 56.5 in December 2013, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up the next four months and was 55.4 in May 2014.

Western Asset Global Multi-Sector Fund	III

Investment commentary (cont’d)

During May, seventeen of the eighteen industries within the PMI expanded.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strengthened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next three meetings (January, March and May 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on June 18, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in July, it will buy a total of $35 billion per month ($15 billion per month of agency MBS and $20 billion per month of longer-term Treasuries).

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, after the reporting period ended, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation. First, the ECB reduced rates to a new low of 0.15%. Second, it will now charge commercial banks 0.10% to keep money at the ECB. This “negative deposit

IV	Western Asset Global Multi-Sector Fund

rate” is aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, may help to spur growth. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

June 27, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Global Multi-Sector Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to maximize return through income and capital appreciation. To achieve its investment objective, the Fund invests primarily in various types of U.S. dollar denominated and non-U.S. dollar denominated fixed-income securities.

The Fund may invest up to 70% of its net assets in securities not rated in the Baa or BBB categories or above at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities that we determine to be of comparable quality at the time of purchase. Securities rated in the Baa or BBB categories or above by one or more NRSROs or unrated securities of comparable quality are known as “investment grade securities.” Securities rated below investment grade are commonly known as “junk bonds” or “high-yield securities.” Under normal market conditions, the Fund will invest at least 80% of its net assets in securities of issuers representing at least three countries (one of which may be the U.S.).

The Fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, and forwards and options.

In particular, the Fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), futures contracts, corporate loans and/or mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the five-month reporting period from January 1, 2014 through May 31, 2014, the spread sectors (non-Treasuries) experienced several periods of volatility but largely outperformed equal-durationi Treasuries. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”)ii and several geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. Two-year Treasury yields fell from 0.38% at the beginning of the period to 0.37% at the end of the period. Their peak of 0.47% occurred in March and early April 2014, and they were as low as 0.30% in early February 2014. Ten-year Treasury yields were 3.04% at the beginning of the period, their peak for the five months ended May 31, 2014. They

Western Asset Global Multi-Sector Fund 2014 Annual Report	1

Fund overview (cont’d)

reached a low of 2.44% on May 28, 2014 and ended the reporting period at 2.48%.

Growth outside the U.S. was generally mixed during the first quarter of 2014. While there seems to have been further improvement in Germany and scattered countries within the Eurozone, the European peripherals, the UK and Japan all saw little improvement in their respective economies during the reporting period following the general progress they had made in 2013. Similarly, there were signs of further moderation in growth in China and elsewhere in Asia.

In Europe, the European Central Bank (“ECB”)iii maintained its official lending rate at a new record low of 0.25%. On June 5, 2014, after the reporting period ended, the ECB reduced rates to a new low of 0.15%. It also announced that it will now charge commercial banks 0.10% to keep money at the ECB. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006.

All told, the Barclays Global Aggregate Indexiv returned 4.18% during the reporting period. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced strong results. Over the reporting period, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)v gained 4.58%. During this period, as measured by the Index, lower-quality CCC-rated bonds underperformed higher-quality BB-rated securities, as they returned 4.48% and 5.03%, respectively. The emerging market debt asset class, as measured by the JPMorgan Emerging Markets Bond Index Plus (“EMBI+”),vi returned 8.63% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. With respect to currency positioning, the Fund’s allocation to the Australian dollar was reduced to offset commodity related risks in the portfolio. The Fund’s Norwegian krona exposure was closed following disappointing returns. The portfolio’s long euro position was reduced given anticipated easing by the ECB, while the size of the Fund’s short Japanese yen exposure was cut back given concerns over rising geopolitical risks and market positioning. The Fund further diversified its emerging market currency basket, by reducing its Brazilian real and Mexican pesos positions and eliminating the Russian ruble exposure. In addition, we added to its Indian rupee position, as well as purchased the Indonesian rupiah, South African rand and Polish zloty.

In terms of asset allocation, the main changes to the portfolio were to sell U.S. agency mortgage- backed securities (“MBS”) given the Fed’s ongoing tapering program, as well as to continue focusing on adding U.S. dollar-denominated emerging market corporate and sovereign issues. Finally, the Fund’s duration was reduced during the reporting period as yields declined. In Europe, the Fund took profits on its Poland sovereign bond position and purchased Italian bonds in anticipation of further accommodative policy by the ECB.

The Fund used government bond futures to manage its duration and yield curvevii exposure. The use of these instruments detracted from performance as yields

2	Western Asset Global Multi-Sector Fund 2014 Annual Report

declined. Currency forwards and currency put options, which were used to manage the foreign currency exposure of the portfolio, generated mixed results. Credit default swaps (“CDS”) were used to hedge out some of the high-yield exposure in the Fund. These also detracted from performance as CDS indices alongside cash credit markets continued to perform well.

Performance review

For the five-month period from January 1, 2014 through May 31, 2014, Class I shares of Western Asset Global Multi-Sector Fund returned 5.34%. The Fund’s unmanaged benchmarks, the Barclays Global Aggregate Index, the EMBI+ and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, returned 4.18%, 8.63% and 4.58%, respectively, for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 4.03% over the same time frame.

Performance Snapshot as of May 31, 2014 (unaudited)
(excluding sales charges)	5 months
Western Asset Global Multi-Sector Fund:
Class A	3.90%
Class C	3.52%
Class FI	3.87%
Class R	3.80%
Class I	5.34%
Class IS	4.04%
Barclays Global Aggregate Index	4.18%
EMBI+	8.63%
Barclays U.S. Corporate High Yield — 2% Issuer Cap Index	4.58%
Lipper Multi-Sector Income Funds Category Average[1]	4.03%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended May 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 255 funds in the Fund’s Lipper category, excluding sales charges.

Western Asset Global Multi-Sector Fund 2014 Annual Report	3

Fund overview (cont’d)

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2014 for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 3.15%, 2.57%, 3.36%, 3.05%, 3.65% and 3.75%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class R, Class I and Class IS shares would have been 2.27%, 1.67%, 2.40%, 2.13%, 2.87% and 2.85%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R, Class I and Class IS shares were 1.97%, 2.52%, 1.49%, 2.09%, 1.22% and 1.23%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.25% for Class A shares, 2.00% for Class C shares, 1.20% for Class FI, 1.45% for Class R shares, 0.85% for Class I shares and 0.75% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its overweight to emerging market local currency sovereign and corporate bonds. The Fund’s yield curve positioning in the U.S. was also beneficial for results as the long end of the U.S. curve outperformed.

4	Western Asset Global Multi-Sector Fund 2014 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overall currency positioning. Short Japanese yen and Australian dollar exposures negatively impacted the Fund given the strong performance in these currencies since the beginning of the year.

An underweight to U.S. dollar-denominated emerging market sovereign debt detracted from results following the strong rally in the asset class over the reporting period. Elsewhere, the Fund’s short duration versus the benchmarks was a drag on its performance as rates generally moved lower.

Thank you for your investment in Western Asset Global Multi-Sector Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 17, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. High-yield securities possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is a “non-diversified” fund. As a result, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting one or a small number of issuers than shares of a “diversified fund.” Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2014 were: Sovereign Bonds (25.7%), Energy (12.8%), Materials (9.4%), Financials (8.1%) and U.S. Government & Agency Obligations (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Global Multi-Sector Fund 2014 Annual Report	5

Fund overview (cont’d)

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The European Central Bank is responsible for the monetary system of the European Union and the euro currency.

iv	The Barclays Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vi

The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Western Asset Global Multi-Sector Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2014 and December 31, 2013 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Global Multi-Sector Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2013 and held for the six months ended May 31, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[4]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class A	3.90%	$1,000.00	$1,039.00	1.25%	$5.27	Class A	5.00%	$1,000.00	$1,018.70	1.25%	$6.29
Class C	3.52	1,000.00	1,035.20	1.96	8.26	Class C	5.00	1,000.00	1,015.15	1.96	9.86
Class FI	3.87	1,000.00	1,038.70	1.16	4.89	Class FI	5.00	1,000.00	1,019.15	1.16	5.84
Class R	3.80	1,000.00	1,038.00	1.45	6.10	Class R	5.00	1,000.00	1,017.71	1.45	7.28
Class I	5.34	1,000.00	1,053.40	0.85	3.61	Class I	5.00	1,000.00	1,020.69	0.85	4.28
Class IS	4.04	1,000.00	1,040.40	0.75	3.17	Class IS	5.00	1,000.00	1,021.19	0.75	3.78

8	Western Asset Global Multi-Sector Fund 2014 Annual Report

[1]	For the period January 1, 2014 through May 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (151), then divided by 365.

[4]	For the six months ended May 31, 2014.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Global Multi-Sector Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	2.69%	1.98%	2.91%	2.51%	4.42%	3.17%
Inception* through 5/31/14	2.92	2.17	3.47	2.71	4.26	3.86

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 5/31/14	-1.64%	0.98%	2.91%	2.51%	4.42%	3.17%
Inception* through 5/31/14	0.82	2.17	3.47	2.71	4.26	3.86

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 4/30/12 through 5/31/14)	6.20%
Class C (Inception date of 4/30/12 through 5/31/14)	4.59
Class FI (Inception date of 7/29/11 through 5/31/14)	10.16
Class R (Inception date of 4/30/12 through 5/31/14)	5.74
Class I (Inception date of 7/29/11 through 5/31/14)	12.59
Class IS (Inception date of 7/29/11 through 5/31/14)	11.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R, I and IS shares are April 30, 2012, April 30, 2012, July 29, 2011, April 30, 2012, July 29, 2011 and July 29, 2011, respectively.

10	Western Asset Global Multi-Sector Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class FI, I and IS Shares of Western Asset Global Multi-Sector Fund vs. Barclays Global Aggregate Index, JPMorgan Emerging Markets Bond Index Plus and Barclays U.S. Corporate High Yield — 2% Issuer Cap Index† — July 29, 2011 - May 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class FI, I and IS shares of Western Asset Global Multi-Sector Fund on July 29, 2011 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2014. The hypothetical illustration also assumes a $1,000,000 investment the Barclays Global Aggregate Index, the JPMorgan Emerging Markets Bond Index Plus and the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index. The Barclays Capital Global Aggregate Index is an index comprised of several other Barclays indices that measure fixed-income performance of regions around the world. The JPMorgan Emerging Markets Bond Index Plus (“EMBI+”) is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Indices are unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the performance of Class IS, I and FI shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Global Multi-Sector Fund 2014 Annual Report	11

Spread duration (unaudited)

Economic exposure — May 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

12	Western Asset Global Multi-Sector Fund 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— 50% Barclays Global Aggregate Index, 25% JPMorgan Emerging Markets Bond Index Plus and 25% Barclays U.S. Corporate High Yield — 2% Issuer Cap Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WAGMS	— Western Asset Global Multi-Sector Fund

Western Asset Global Multi-Sector Fund 2014 Annual Report	13

Schedule of investments

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 53.8%
Consumer Discretionary — 4.5%
Auto Components — 0.1%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	20,000		$23,025
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	10,000		10,663
Total Auto Components					33,688
Automobiles — 0.7%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	250,000		293,057
Hotels, Restaurants & Leisure — 0.6%
24 Hour Holdings III LLC, Senior Notes	8.000%	6/1/22	10,000		9,987	(a)
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	100,000		106,000	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	50,000		44,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000		15,950
Caesars Entertainment Resort Properties LLC, Secured Notes	11.000%	10/1/21	20,000		20,850	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	10,000		10,250	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	40,000		42,300	(a)
Total Hotels, Restaurants & Leisure					249,337
Household Durables — 0.4%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	30,000		32,025	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	140,000		152,950
Total Household Durables					184,975
Media — 2.4%
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	10,000		10,250	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	10,000		10,275	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.000%	1/15/19	100,000		105,750
Comcast Corp., Senior Notes	5.150%	3/1/20	50,000		57,543
DISH DBS Corp., Senior Notes	6.750%	6/1/21	90,000		101,812
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	200,000		205,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	80,000		86,000	(a)
Ono Finance II PLC, Senior Notes	11.125%	7/15/19	100,000	EUR	151,310	(a)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	20,000		20,650
Time Warner Cable Inc., Senior Notes	4.125%	2/15/21	50,000		54,186
Time Warner Inc., Senior Notes	4.000%	1/15/22	20,000		21,132
Univision Communications Inc., Senior Notes	8.500%	5/15/21	100,000		109,750	(a)

See Notes to Financial Statements.

14	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	60,000		$66,075	(a)
Total Media					1,000,483
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	30,000		33,075	(a)(b)
Specialty Retail — 0.2%
CST Brands Inc., Senior Notes	5.000%	5/1/23	10,000		9,975
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	50,000		45,375	(a)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	60,000		61,426	(a)(b)
Total Specialty Retail					116,776
Total Consumer Discretionary					1,911,391
Consumer Staples — 1.8%
Beverages — 0.4%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	20,000		20,000	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	150,000		160,304	(a)
Total Beverages					180,304
Food & Staples — 0.3%
FAGE Dairy Industry SA/FAGE USA Dairy Industry Inc., Senior Notes	9.875%	2/1/20	100,000		108,250	(a)
Food & Staples Retailing — 0.2%
Wal-Mart Stores Inc., Senior Notes	4.000%	4/11/43	100,000		96,622
Food Products — 0.7%
Ahold Finance USA LLC, Senior Notes	6.500%	3/14/17	21,000	GBP	39,491
BRF SA, Senior Notes	4.750%	5/22/24	200,000		197,750	(a)
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	30,000		30,375	(a)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	30,000		30,225	(a)
Total Food Products					297,841
Personal Products — 0.0%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	10,000		9,400	(a)
Tobacco — 0.2%
Altria Group Inc., Senior Notes	4.750%	5/5/21	50,000		55,513
Total Consumer Staples					747,930
Energy — 12.8%
Energy Equipment & Services — 1.6%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	30,000		31,800
CGG, Senior Notes	9.500%	5/15/16	192,000		196,560
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	20,000		20,200	(a)
FTS International Inc., Senior Secured Notes	6.250%	5/1/22	20,000		20,400	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	15

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy Equipment & Services — continued
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	20,000	$21,400	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	30,000	30,225	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	100,000	104,500
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	50,000	49,000	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	10,000	10,350	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	200,000	190,500	(a)
Total Energy Equipment & Services				674,935
Oil, Gas & Consumable Fuels — 11.2%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	70,000	74,637
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	40,000	54,370
Arch Coal Inc., Senior Notes	7.000%	6/15/19	250,000	185,625
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	40,000	38,800
Baytex Energy Corp., Senior Notes	5.625%	6/1/24	20,000	20,125	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	40,000	42,400
Chesapeake Energy Corp., Senior Notes	6.500%	8/15/17	100,000	112,375
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	20,000	23,250
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	20,000	20,350
Concho Resources Inc., Senior Notes	5.500%	4/1/23	30,000	32,100
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	100,000	108,750
Devon Energy Corp., Senior Notes	5.600%	7/15/41	50,000	58,197
Ecopetrol SA, Senior Notes	5.875%	9/18/23	46,000	51,348
Ecopetrol SA, Senior Notes	5.875%	5/28/45	60,000	61,800
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	200,000	189,500	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	80,000	90,700	(c)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	10,000	10,325
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	30,000	32,775	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	80,000	80,675	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	50,000	55,500
Kodiak Oil & Gas Corp., Senior Notes	5.500%	2/1/22	20,000	20,450
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	200,000	219,750	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	40,000	44,200
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	20,000	20,800	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	20,000	20,900	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	200,000	208,250	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	102,000	105,060	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	20,000	21,150	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	100,000	102,250

See Notes to Financial Statements.

16	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	220,000		$257,400
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	201,000		213,722
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	10,000		10,500
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	300,000		312,017
Petroleos Mexicanos, Notes	6.375%	1/23/45	150,000		172,687	(a)
Petroleos Mexicanos, Senior Notes	6.500%	6/2/41	30,000		35,070
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	50,000		51,563
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	100,000		107,250
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	400,000		400,520	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	190,000		192,375
QEP Resources Inc., Senior Notes	5.250%	5/1/23	30,000		30,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	30,000		31,125
Range Resources Corp., Senior Notes	5.000%	8/15/22	120,000		126,000
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	120,000		129,300
Rice Energy Inc., Senior Notes	6.250%	5/1/22	10,000		10,088	(a)
Rosneft Oil Co. via Rosneft International Finance Ltd., Senior Notes	4.199%	3/6/22	210,000		193,998	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	70,000		73,150	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	40,000		42,800	(a)
Southern Gas Networks PLC, Senior Notes	4.875%	12/21/20	80,000	GBP	147,831
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	40,000		37,800
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	20,000		21,100	(a)
Total Oil, Gas & Consumable Fuels					4,702,708
Total Energy					5,377,643
Financials — 8.1%
Banks — 5.0%
Abbey National Treasury Services PLC, Senior Secured Notes	5.125%	4/14/21	100,000	GBP	191,958	(a)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	180,000		174,150	(c)(d)
Bank of America Corp., Senior Notes	5.000%	5/13/21	100,000		111,537
Bank of America Corp., Senior Notes	3.300%	1/11/23	100,000		98,470
Barclays Bank PLC, Senior Notes	6.000%	1/14/21	160,000	EUR	259,490	(a)
CIT Group Inc., Senior Notes	5.375%	5/15/20	200,000		214,000
CIT Group Inc., Senior Notes	5.000%	8/1/23	60,000		60,600
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	120,000		114,600	(c)(d)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	70,000		71,064	(c)(d)
Citigroup Inc., Subordinated Notes	3.500%	5/15/23	180,000		174,772

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	17

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	100,000		$108,716
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	130,000		127,036
Lloyds Bank PLC, Subordinated Notes	6.500%	3/24/20	100,000	EUR	165,432	(a)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	40,000	AUD	44,482	(a)(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/14/14	100,000		97,500	(c)(d)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	100,000		99,349
Total Banks					2,113,156
Capital Markets — 0.8%
Goldman Sachs Group Inc., Senior Notes	3.625%	1/22/23	150,000		150,302
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	50,000	EUR	77,125
Merrill Lynch & Co. Inc., Notes	5.500%	11/22/21	60,000	GBP	110,926	(a)
Total Capital Markets					338,353
Consumer Finance — 1.2%
Ally Financial Inc., Senior Notes	5.500%	2/15/17	90,000		97,762
Ally Financial Inc., Senior Notes	8.000%	3/15/20	200,000		242,500
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	10,000		10,588	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	100,000		115,500
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	20,000		21,250	(a)
Total Consumer Finance					487,600
Insurance — 0.5%
ELM BV, Subordinated Notes	5.252%	5/25/16	100,000	EUR	142,960	(a)(c)(d)
Hannover Finance Luxembourg SA, Bonds	5.750%	9/14/40	50,000	EUR	79,393	(c)
Total Insurance					222,353
Real Estate Investment Trusts (REITs) — 0.1%
CTR Partnership LP/CareTrust Capital Corp., Senior Notes	5.875%	6/1/21	20,000		20,200	(a)
Real Estate Management & Development — 0.5%
Annington Finance No. 4 PLC, Secured Notes	6.568%	1/10/23	100,000	GBP	174,076	(c)
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	30,000		32,250	(a)
Total Real Estate Management & Development					206,326
Total Financials					3,387,988
Health Care — 3.4%
Health Care Equipment & Supplies — 0.2%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	90,000		89,775
Teleflex Inc., Senior Notes	5.250%	6/15/24	20,000		20,275	(a)
Total Health Care Equipment & Supplies					110,050
Health Care Providers & Services — 2.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	26,000		31,200

See Notes to Financial Statements.

18	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Centene Corp., Senior Notes	4.750%	5/15/22	20,000		$20,250
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	40,000		43,100
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	30,000		31,800
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	20,000		21,750
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	50,000		54,250	(a)
HCA Inc., Senior Notes	7.500%	2/15/22	10,000		11,525
HCA Inc., Senior Secured Notes	6.500%	2/15/20	200,000		227,250
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	150,000		159,937
MedImpact Holdings Inc., Senior Secured Notes	10.500%	2/1/18	60,000		65,700	(a)
Tenet Healthcare Corp., Senior Notes	9.250%	2/1/15	90,000		94,500
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	100,000	EUR	142,960	(a)
Voyage Care Bondco PLC, Senior Secured Notes	6.500%	8/1/18	100,000	GBP	174,325	(a)
Total Health Care Providers & Services					1,078,547
Pharmaceuticals — 0.6%
AbbVie Inc., Senior Notes	2.900%	11/6/22	100,000		98,473
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	100,000	EUR	149,429	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	10,000		10,250	(a)
Total Pharmaceuticals					258,152
Total Health Care					1,446,749
Industrials — 6.1%
Aerospace & Defense — 0.1%
TransDigm Inc., Senior Subordinated Notes	6.000%	7/15/22	30,000		30,225	(a)
Triumph Group Inc., Senior Notes	5.250%	6/1/22	10,000		10,075	(a)
Total Aerospace & Defense					40,300
Airlines — 0.1%
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000		60,780	(a)
Building Products — 1.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	200,000		201,500	(a)
Griffon Corp., Senior Notes	5.250%	3/1/22	210,000		207,375	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	100,000		106,500	(a)
Spie BondCo 3 SCA, Senior Notes	11.000%	8/15/19	100,000	EUR	154,519	(a)
Total Building Products					669,894
Commercial Services & Supplies — 0.1%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	50,000		50,500	(a)
Construction & Engineering — 1.4%
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	147,463	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	240,000		232,500	(a)

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	19

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — continued
Odebrecht Offshore Drilling Finance Ltd., Senior Secured Notes	6.750%	10/1/22	194,580		$208,200	(a)
Total Construction & Engineering					588,163
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	2.750%	11/2/22	100,000		97,590
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	20,000		21,200	(a)
Total Electrical Equipment					118,790
Machinery — 0.4%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	20,000		21,350	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	100,000	EUR	153,695	(a)
Total Machinery					175,045
Marine — 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	20,000		20,950	(a)
Road & Rail — 0.5%
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	30,000		31,275	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	30,000		31,237	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	144,494	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	10,000		10,250	(a)
Total Road & Rail					217,256
Trading Companies & Distributors — 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Senior Notes	3.750%	5/15/19	150,000		150,938	(a)
Rexel SA, Senior Notes	5.250%	6/15/20	200,000		210,000	(a)
Total Trading Companies & Distributors					360,938
Transportation — 0.1%
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	30,000		30,600	(a)
Transportation Infrastructure — 0.5%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	200,000		211,750	(a)
Total Industrials					2,544,966
Information Technology — 0.7%
Electronic Equipment, Instruments & Components — 0.2%
Sanmina Corp., Senior Secured Notes	4.375%	6/1/19	80,000		80,400	(a)
Internet Software & Services — 0.2%
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	90,000		98,325
IT Services — 0.2%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	10,000		9,950	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	30,000		36,075
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	10,000		11,100

See Notes to Financial Statements.

20	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
IT Services — continued
Interactive Data Corp., Senior Notes	5.875%	4/15/19	10,000		$10,075	(a)
Total IT Services					67,200
Software — 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	20,000		21,550	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	10,000		11,025	(a)
Total Software					32,575
Total Information Technology					278,500
Materials — 9.4%
Chemicals — 1.0%
Braskem Finance Ltd., Senior Notes	5.750%	4/15/21	250,000		260,625	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	100,000	EUR	154,718	(a)
Total Chemicals					415,343
Construction Materials — 1.3%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	300,000		324,000	(a)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	200,000		212,760	(a)
Total Construction Materials					536,760
Containers & Packaging — 0.8%
Ardagh Glass Finance PLC, Senior Bonds	7.125%	6/15/17	70,000	EUR	96,613	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	10,000		10,038
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	100,000		106,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	10,000		10,400
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	100,000		104,000	(a)
Total Containers & Packaging					327,051
Metals & Mining — 6.1%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	42,000		47,065
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	20,000		18,500	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	60,000		60,913
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	30,000		29,175
CSN Resources SA, Senior Bonds	6.500%	7/21/20	100,000		103,250	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	110,000		117,579	(a)
Evraz Group SA, Senior Notes	6.500%	4/22/20	200,000		184,500	(a)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	376,000		391,040	(a)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	26,500		26,500	(a)(b)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	50,000		11,750	(a)(f)
Novelis Inc., Senior Notes	8.750%	12/15/20	30,000		33,337

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	21

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	50,000		$53,687
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	200,000		190,000	(a)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	100,000	EUR	143,983	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	170,000		184,669
Southern Copper Corp., Senior Notes	5.250%	11/8/42	70,000		64,822
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	10,000		10,650	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	160,000		177,717
Vale SA, Senior Notes	5.625%	9/11/42	280,000		273,091
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	400,000		464,000	(a)
Total Metals & Mining					2,586,228
Paper & Forest Products — 0.2%
Appvion Inc., Secured Notes	9.000%	6/1/20	50,000		49,875	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	30,000		28,950
Total Paper & Forest Products					78,825
Total Materials					3,944,207
Telecommunication Services — 3.6%
Diversified Telecommunication Services — 2.4%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	40,000		40,600	(a)
CenturyLink Inc., Senior Notes	6.750%	12/1/23	20,000		21,800
Cogent Communications Holdings Inc., Senior Secured Notes	8.375%	2/15/18	110,000		117,975	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	50,000		49,750	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		129,900
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	40,000		42,800
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	200,000		214,500	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	100,000	EUR	156,762	(a)
Verizon Communications Inc., Senior Notes	4.600%	4/1/21	10,000		11,041
Verizon Communications Inc., Senior Notes	6.000%	4/1/41	10,000		11,811
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	145,000		184,047
Windstream Corp., Senior Notes	7.750%	10/1/21	50,000		54,250
Total Diversified Telecommunication Services					1,035,236
Wireless Telecommunication Services — 1.2%
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	200,000		215,500	(a)
GTP Acquisition Partners I LLC, Secured Notes	7.628%	6/15/16	30,000		31,917	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	200,000		231,500
T-Mobile USA Inc., Senior Notes	6.125%	1/15/22	10,000		10,600
Total Wireless Telecommunication Services					489,517
Total Telecommunication Services					1,524,753

See Notes to Financial Statements.

22	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Utilities — 3.4%
Electric Utilities — 1.3%
Curtis Palmer LLC, Senior Notes	5.900%	7/15/14	70,000		$70,371	(a)
Electricite de France, Junior Subordinated Notes	5.625%	1/22/24	400,000		416,000	(a)(c)(d)
FirstEnergy Corp., Notes	7.375%	11/15/31	50,000		58,854
Total Electric Utilities					545,225
Gas Utilities — 1.1%
Empresa de Energia de Bogota SA, Senior Notes	6.125%	11/10/21	200,000		218,000	(a)
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.500%	6/1/24	40,000		40,500
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		189,500	(a)
Total Gas Utilities					448,000
Independent Power and Renewable Electricity Producers — 0.6%
AES Gener SA, Notes	5.250%	8/15/21	100,000		106,000	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	10,000		10,600
Colbun SA, Senior Notes	6.000%	1/21/20	100,000		111,281	(a)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	30,000		31,950	(a)
Total Independent Power and Renewable Electricity Producers					259,831
Water Utilities — 0.4%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	100,000	GBP	181,449	(a)
Total Utilities					1,434,505
Total Corporate Bonds & Notes (Cost — $21,790,905)					22,598,632
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $6,569)	8.000%	1/31/20	45,600	MXN	5,852	(a)
Collateralized Mortgage Obligations — 1.0%
Countrywide Alternative Loan Trust, 2005-77T1 1A4	22.350%	2/25/36	148,713		202,139	(c)
Countrywide Alternative Loan Trust, 2006-18CB A6	28.000%	7/25/36	133,716		205,048	(c)
Total Collateralized Mortgage Obligations (Cost — $401,181)					407,187
Non-U.S. Treasury Inflation Protected Securities — 1.0%
Brazil — 1.0%
Federative Republic of Brazil, Notes (Cost — $421,904)	6.000%	8/15/50	974,523	BRL	437,486
Sovereign Bonds — 25.7%
Brazil — 1.9%
Federative Republic of Brazil, Notes	10.000%	1/1/17	1,839,000	BRL	789,571

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	23

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†		Value
Colombia — 1.1%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	400,000		$450,500
Germany — 6.2%
Bundesrepublik Deutschland, Bonds	3.250%	1/4/20	545,000	EUR	854,844
Bundesrepublik Deutschland, Bonds	3.250%	7/4/21	1,100,000	EUR	1,752,320
Total Germany					2,607,164
Hungary — 1.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	570,000		622,725
Indonesia — 1.5%
Republic of Indonesia, Notes	5.250%	1/17/42	200,000		195,250	(a)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	400,000		449,000	(a)
Total Indonesia					644,250
Italy — 2.8%
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.500%	3/1/24	770,000	EUR	1,186,560
Mexico — 2.7%
United Mexican States, Bonds	8.000%	6/11/20	5,680,000	MXN	504,051
United Mexican States, Bonds	6.500%	6/9/22	7,803,400	MXN	640,639
Total Mexico					1,144,690
Russia — 1.0%
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	400,000		411,600	(a)
South Africa — 2.7%
Republic of South Africa, Bonds	10.500%	12/21/26	2,960,000	ZAR	326,067
Republic of South Africa, Senior Notes	5.875%	9/16/25	730,000		821,250
Total South Africa					1,147,317
Turkey — 1.4%
Republic of Turkey, Bonds	9.500%	1/12/22	290,000	TRY	142,760
Republic of Turkey, Bonds	7.100%	3/8/23	230,000	TRY	97,707
Republic of Turkey, Senior Bonds	5.625%	3/30/21	200,000		218,500
Republic of Turkey, Senior Notes	7.000%	3/11/19	100,000		115,250
Total Turkey					574,217
United Kingdom — 2.3%
United Kingdom Gilt, Bonds	1.000%	9/7/17	580,000	GBP	963,134	(a)
Venezuela — 0.6%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	318,000		263,940	(a)
Total Sovereign Bonds (Cost — $10,558,997)					10,805,668
U.S. Government & Agency Obligations — 7.2%
U.S. Government Obligations — 7.2%
U.S. Treasury Bonds	3.125%	2/15/43	1,620,000		1,567,097
U.S. Treasury Bonds	2.875%	5/15/43	80,000		73,438

See Notes to Financial Statements.

24	Western Asset Global Multi-Sector Fund 2014 Annual Report

Western Asset Global Multi-Sector Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.750%	11/15/43	10,000	$10,850
U.S. Treasury Notes	0.750%	10/31/17	30,000	29,768
U.S. Treasury Notes	1.250%	10/31/19	1,240,000	1,214,328
U.S. Treasury Notes	2.000%	2/15/22	110,000	108,737
U.S. Treasury Notes	2.750%	2/15/24	10,000	10,275
Total U.S. Government & Agency Obligations (Cost — $3,090,063)				3,014,493

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Eurodollar, Call @ $1.36		6/12/14	1,900,000	7,237
U.S. Dollar/Japanese Yen, Put @ $101		7/3/14	2,470,000	9,454
Total Purchased Options (Cost — $22,867)				16,691
Total Investments before Short-term Investments (Cost — $36,292,486)				37,286,009

		Maturity Date	Face Amount†
Short-term Investments — 5.0%
Time Deposits — 5.0%
Commerzbank AG	0.080%	6/2/14	700,080	700,080
ING Bank	0.080%	6/2/14	700,078	700,078
Royal Bank of Scotland PLC	0.080%	6/2/14	700,079	700,079
Total Short-term Investments (Cost — $2,100,237)				2,100,237
Total Investments — 93.7% (Cost — $38,392,723#)				39,386,246
Other Assets in Excess of Liabilities — 6.3%				2,628,766
Total Net Assets — 100.0%				$42,015,012

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of May 31, 2014.

#	Aggregate cost for federal income tax purposes is $38,397,644.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	25

Schedule of investments (cont’d)

May 31, 2014

Western Asset Global Multi-Sector Fund

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company
TRY	— Turkish Lira
ZAR	— South African Rand

Summary of Investments by Country (unaudited)**
United States	33.0%
Brazil	10.7
Germany	8.5
United Kingdom	6.4
Mexico	6.3
Russia	4.4
Italy	3.4
South Africa	3.0
Indonesia	2.7
Colombia	2.5
France	2.5
Turkey	2.0
Hungary	1.6
Luxembourg	1.3
India	1.2
Switzerland	0.7
Venezuela	0.7
Spain	0.6
Chile	0.5
Jamaica	0.5
Argentina	0.5
Netherlands	0.5
Peru	0.5
Greece	0.3
Ireland	0.2
Australia	0.1
Canada	0.1
Short — Term Investments	5.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of May 31, 2014 and are subject to change.

See Notes to Financial Statements.

26	Western Asset Global Multi-Sector Fund 2014 Annual Report

Statement of assets and liabilities

May 31, 2014

Assets:
Investments, at value (Cost — $38,392,723)	$39,386,246
Foreign currency, at value (Cost — $447,643)	438,810
Cash	1,529,632
Interest receivable	577,510
Unrealized appreciation on forward foreign currency contracts	174,162
Foreign currency collateral for open swap contracts, at value (Cost — $82,385)	81,792
Foreign currency collateral for open futures contracts, at value (Cost — $70,495)	75,103
Receivable for securities sold	26,110
Deposits with brokers for open futures contracts	31,025
Receivable from investment manager	7,967
Prepaid expenses	58,604
Total Assets	42,386,961

Liabilities:
Payable for securities purchased	191,273
Unrealized depreciation on forward foreign currency contracts	77,699
Payable to broker — variation margin on open futures contracts	32,389
Payable to broker — variation margin on centrally cleared swaps	2,479
Service and/or distribution fees payable	93
Directors’ fees payable	61
Accrued expenses	67,955
Total Liabilities	371,949
Total Net Assets	$42,015,012

Net Assets:
Par value (Note 7)	$4,044
Paid-in capital in excess of par value	41,139,137
Undistributed net investment income	18,759
Accumulated net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(161,482)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	1,014,554
Total Net Assets	$42,015,012

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	27

Statement of assets and liabilities (Con’t)

May 31, 2014

Shares Outstanding:
Class A	1,710
Class C	4,574
Class FI	25,450
Class R	1,019
Class I	396,942
Class IS	3,614,782

Net Asset Value:
Class A (and redemption price)	$10.39
Class C*	$10.34
Class FI (and redemption price)	$10.38
Class R (and redemption price)	$10.38
Class I (and redemption price)	$10.54
Class IS (and redemption price)	$10.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$10.85

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

28	Western Asset Global Multi-Sector Fund 2014 Annual Report

Statements of operations

For the Period Ended May 31, 2014 and the Year Ended December 31, 2013

	2014[1]	2013

Investment Income:
Interest	$768,812	$1,587,561
Less: Foreign taxes withheld	(39)	—
Total Investment Income	768,773	1,587,561

Expenses:
Investment management fee (Note 2)	107,305	251,393
Audit and tax	34,861	51,959
Registration fees	30,650	88,386
Shareholder reports	14,590	22,045
Custody fees	7,882	18,495
Fund accounting fees	7,803	18,589
Transfer agent fees (Note 5)	3,791	9,368
Directors’ fees	1,054	1,897
Legal fees	908	4,444
Insurance	664	1,449
Service and/or distribution fees (Notes 2 and 5)	317	501
Fees recaptured by investment manager (Note 2)	72	3
Miscellaneous expenses	2,166	7,864
Total Expenses	212,063	476,393
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(87,394)	(185,484)
Net Expenses	124,669	290,909
Net Investment Income	644,104	1,296,652

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(158,814)	(16,646)
Futures contracts	(61,960)	21,634
Written options	—	5,602
Swap contracts	(100,102)	(58,969)
Foreign currency transactions	(342,859)	(489,682)
Net Realized Loss	(663,735)	(538,061)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,398,828	(1,905,039)
Futures contracts	(95,739)	34,089
Swap contracts	26,918	(34,533)
Foreign currencies	287,653	88,393
Change in Net Unrealized Appreciation (Depreciation)	1,617,660	(1,817,090)
Net Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	953,925	(2,355,151)
Increase (Decrease) in Net Assets from Operations	$1,598,029	$(1,058,499)

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	29

Statements of changes in net assets

For the Period Ended May 31, 2014 and the Years Ended December 31,	2014[1]	2013	2012

Operations:
Net investment income	$644,104	$1,296,652	$919,560
Net realized gain (loss)	(663,735)	(538,061)	181,123
Change in net unrealized appreciation (depreciation)	1,617,660	(1,817,090)	1,365,634
Increase (Decrease) in Net Assets From Operations	1,598,029	(1,058,499)	2,466,317

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(50,003)	(730,008)	(914,453)
Net realized gains	—	(60,100)	(134,059)
Decrease in Net Assets From Distributions to Shareholders	(50,003)	(790,108)	(1,048,512)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	5,193,608	16,181,297	9,025,765
Reinvestment of distributions	47,658	779,033	1,048,512
Cost of shares repurchased	(4,362,714)	(6,952,593)	(47,719)
Increase in Net Assets From Fund Share Transactions	878,552	10,007,737	10,026,558
Increase in Net Assets	2,426,578	8,159,130	11,444,363

Net Assets:
Beginning of period	39,588,434	31,429,304	19,984,941
End of period*	$42,015,012	$39,588,434	$31,429,304
* Includes undistributed (overdistributed) net investment income, respectively, of:	$18,759	$(16,461)	$(11,035)

[1]	For the period January 1, 2014 through May 31, 2014.

See Notes to Financial Statements.

30	Western Asset Global Multi-Sector Fund 2014 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class A Shares[1]	2014[2]		2013[3]	2012[4]

Net asset value, beginning of period	$10.00		$10.47	$10.23

Income (loss) from operations:
Net investment income	0.14		0.29	0.19
Net realized and unrealized gain (loss)	0.25		(0.60)	0.36
Total income (loss) from operations	0.39		(0.31)	0.55

Less distributions from:
Net investment income	(0.00)	[5]	(0.14)	(0.26)
Net realized gains	—		(0.02)	(0.05)
Total distributions	(0.00)	[5]	(0.16)	(0.31)

Net asset value, end of period	$10.39		$10.00	$10.47
Total return[6]	3.90%		(3.00)%	5.38%

Net assets, end of period (000s)	$18		$14	$15

Ratios to average net assets:
Gross expenses	1.91%[7]		1.97%	2.11%[7]
Net expenses[8,9,10]	1.25	[7]	1.24	1.25 [7]
Net investment income	3.45	[7]	2.83	2.75 [7]

Portfolio turnover rate[11]	42%		55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.25%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168% and 196% for the period ended May 31, 2014, the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class C Shares[1]	2014[2]		2013[3]	2012[4]

Net asset value, beginning of period	$9.99		$10.47	$10.23

Income (loss) from operations:
Net investment income	0.12		0.22	0.14
Net realized and unrealized gain (loss)	0.23		(0.60)	0.36
Total income (loss) from operations	0.35		(0.38)	0.50

Less distributions from:
Net investment income	(0.00)	[5]	(0.08)	(0.21)
Net realized gains	—		(0.02)	(0.05)
Total distributions	(0.00)	[5]	(0.10)	(0.26)

Net asset value, end of period	$10.34		$9.99	$10.47
Total return[6]	3.52%		(3.67)%	4.88%

Net assets, end of period (000s)	$47		$17	$10

Ratios to average net assets:
Gross expenses	2.52%[7]		2.52%	2.87%[7]
Net expenses[8,9,10]	1.96	[7]	2.00	2.00 [7]
Net investment income	2.84	[7]	2.20	2.02 [7]

Portfolio turnover rate[11]	42%		55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168% and 196% for the period ended May 31, 2014, the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

32	Western Asset Global Multi-Sector Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class FI Shares[1]	2014[2]	2013[3]	2012[3]	2011[4]

Net asset value, beginning of period	$10.00	$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.15	0.31	0.30	0.12
Net realized and unrealized gain (loss)	0.24	(0.60)	0.63	(0.15)
Total income (loss) from operations	0.39	(0.29)	0.93	(0.03)

Less distributions from:
Net investment income	(0.01)	(0.16)	(0.29)	(0.09)
Net realized gains	—	(0.02)	(0.05)	—
Total distributions	(0.01)	(0.18)	(0.34)	(0.09)

Net asset value, end of period	$10.38	$10.00	$10.47	$9.88
Total return[5]	3.87%	(2.81)%	9.41%	(0.26)%

Net assets, end of period (000s)	$264	$107	$109	$100

Ratios to average net assets:
Gross expenses	1.74%[6]	1.49%[7]	2.75%[7]	4.06%[6]
Net expenses[8,9,10]	1.16 [6]	1.03 [7]	1.20 [7]	1.20 [6]
Net investment income	3.58 [6]	3.05	2.94	2.85 [6]

Portfolio turnover rate[11]	42%	55%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period July 29, 2011 (inception date) to December 31, 2011.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168%, 196% and 62% for the period ended May 31, 2014, the years ended December 31, 2013, December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013[3]	2012[4]

Net asset value, beginning of period	$10.00	$10.47	$10.23

Income (loss) from operations:
Net investment income	0.13	0.26	0.18
Net realized and unrealized gain (loss)	0.25	(0.59)	0.36
Total income (loss) from operations	0.38	(0.33)	0.54

Less distributions from:
Net investment income	—	(0.12)	(0.25)
Net realized gains	—	(0.02)	(0.05)
Total distributions	—	(0.14)	(0.30)

Net asset value, end of period	$10.38	$10.00	$10.47
Total return[5]	3.80%	(3.22)%	5.26%

Net assets, end of period (000s)	$11	$10	$11

Ratios to average net assets:
Gross expenses	2.02%[6]	2.09%	2.37%[6]
Net expenses[7,8,9]	1.45 [6]	1.45	1.45 [6]
Net investment income	3.21 [6]	2.61	2.57 [6]

Portfolio turnover rate[10]	42%	55%	49%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period April 30, 2012 (inception date) to December 31, 2012.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168% and 196% for the period ended May 31, 2014, the year ended December 31, 2013 and the period ended December 31, 2012, respectively.

See Notes to Financial Statements.

34	Western Asset Global Multi-Sector Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class I Shares[1]	2014[2]		2013[3]	2012[3]	2011[4]

Net asset value, beginning of period	$10.14		$10.47	$9.88	$10.00

Income (loss) from operations:
Net investment income	0.16		0.34	0.34	0.13
Net realized and unrealized gain (loss)	0.24		(0.47)	0.62	(0.15)
Total income (loss) from operations	0.40		(0.13)	0.96	(0.02)

Less distributions from:
Net investment income	(0.00)	[5]	(0.18)	(0.32)	(0.10)
Net realized gains	—		(0.02)	(0.05)	—
Total distributions	(0.00)	[5]	(0.20)	(0.37)	(0.10)

Net asset value, end of period	$10.54		$10.14	$10.47	$9.88
Total return[6]	5.34%		(2.50)%	9.78%	(0.14)%

Net assets, end of period (000s)	$4,183		$108	$109	$100

Ratios to average net assets:
Gross expenses	1.78%[7,8]		1.22%	2.49%[8]	3.80%[7]
Net expenses[9,10,11]	0.85	[7,8]	0.76	0.82 [8]	0.85 [7]
Net investment income	3.68	[7]	3.38	3.33	3.21 [7]

Portfolio turnover rate[12]	42%		55%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period July 29, 2011 (inception date) to December 31, 2011.

[5]	Amount represents less than $0.005 per share.

[6]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects fee waivers and/or expense reimbursements.

[11]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[12]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168%, 196% and 62% for the period ended May 31, 2014, the years ended December 31, 2013, December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

Western Asset Global Multi-Sector Fund 2014 Annual Report	35

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended May 31, unless otherwise noted:
Class IS Shares[1]	2014[2]	2013[3]	2012[3]	2011[4]

Net asset value, beginning of period	$9.98	$10.44	$9.86	$10.00

Income (loss) from operations:
Net investment income	0.16	0.34	0.35	0.14
Net realized and unrealized gain (loss)	0.24	(0.59)	0.61	(0.15)
Total income (loss) from operations	0.40	(0.25)	0.96	(0.01)

Less distributions from:
Net investment income	(0.01)	(0.19)	(0.33)	(0.13)
Net realized gains	—	(0.02)	(0.05)	—
Total distributions	(0.01)	(0.21)	(0.38)	(0.13)

Net asset value, end of period	$10.37	$9.98	$10.44	$9.86
Total return[5]	4.04%	(2.47)%	9.80%	(0.04)%

Net assets, end of period (000s)	$37,492	$39,332	$31,175	$19,785

Ratios to average net assets:
Gross expenses	1.27%[6]	1.23%	1.60%[7]	2.58%[6]
Net expenses[8,9,10]	0.75 [6]	0.75	0.75 [7]	0.75 [6]
Net investment income	3.91 [6]	3.35	3.38	3.30 [6]

Portfolio turnover rate[11]	42%	55%	49%	13%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 1, 2014 through May 31, 2014.

[3]	For the year ended December 31.

[4]	For the period July 29, 2011 (inception date) to December 31, 2011.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]	Reflects fee waivers and/or expense reimbursements.

[10]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 0.75%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

[11]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 91%, 168%, 196% and 62% for the period ended May 31, 2014, the years ended December 31, 2013, December 31, 2012 and the period ended December 31, 2011, respectively.

See Notes to Financial Statements.

36	Western Asset Global Multi-Sector Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Multi-Sector Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in May 2014, the Fund’s Board of Directors approved changing the Fund’s fiscal year-end from December 31st to May 31st. This change resulted in a short-period annual report for the five-month period from January 1, 2014 through May 31, 2014.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

Western Asset Global Multi-Sector Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

38	Western Asset Global Multi-Sector Fund 2014 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes:
Materials	—	$3,917,707	$26,500	$3,944,207
Other corporate bonds & notes	—	18,654,425	—	18,654,425
Convertible bonds & notes	—	5,852	—	5,852
Collateralized mortgage obligations	—	407,187	—	407,187
Non-U.S. treasury inflation protected securities	—	437,486	—	437,486
Sovereign bonds	—	10,805,668	—	10,805,668
U.S. government & agency obligations	—	3,014,493	—	3,014,493
Purchased options	—	16,691	—	16,691
Total long-term investments	—	$37,259,509	$26,500	$37,286,009
Short-term investments†	—	2,100,237	—	2,100,237
Total investments	—	$39,359,746	$26,500	$39,386,246
Other financial instruments:
Forward foreign currency contracts	—	$174,162	—	$174,162
Total	—	$39,533,908	$26,500	$39,560,408

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$44,329	—	—	$44,329
Forward foreign currency contracts	—	$77,699	—	77,699
Centrally cleared credit default swaps on credit indices — buy protection	—	27,701	—	27,701
Total	$44,329	$105,400	—	$149,729

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that

Western Asset Global Multi-Sector Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency

40	Western Asset Global Multi-Sector Fund 2014 Annual Report

contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

Western Asset Global Multi-Sector Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

42	Western Asset Global Multi-Sector Fund 2014 Annual Report

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended May 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Western Asset Global Multi-Sector Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

44	Western Asset Global Multi-Sector Fund 2014 Annual Report

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of May 31, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $77,699. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on

Western Asset Global Multi-Sector Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

46	Western Asset Global Multi-Sector Fund 2014 Annual Report

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(558,881)	$558,881

(a)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) share advisory responsibilities with Western Asset. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with investment management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses) so that total operating expenses are not expected to exceed 1.25%, 2.00%, 1.20%, 1.45%, 0.85% and 0.75% for Class A, Class C, Class FI, Class R, Class I and Class IS shares, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These arrangements cannot be terminated prior to December 31, 2015 without the Board of Directors’ consent.

During the year ended December 31, 2013, fees waived and/or expenses reimbursed amounted to $185,484.

During the period ended May 31, 2014, fees waived and/or expenses reimbursed amounted to $87,394.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Global Multi-Sector Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

Pursuant to these arrangements, at December 31, 2013, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires December 31, 2014	$64	$59	$1,615	$64	$1,750	$229,626
Expires December 31, 2015	104	75	495	65	14,843	169,902
Total fee waivers/expense reimbursements subject to recapture	$168	$134	$2,110	$129	$16,593	$399,528

For the year ended December 31, 2013, LMPFA recaptured $3 for Class FI.

Pursuant to these arrangements, at May 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I	Class IS
Expires May 31, 2015	$104	$75	$495	$65	$14,843	$169,902
Expires May 31, 2016	41	71	353	25	3,609	83,295
Total fee waivers/expense reimbursements subject to recapture	$145	$146	$848	$90	$18,452	$253,197

For the period ended May 31, 2014, LMPFA recaptured $72 for Class I.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2013, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended December 31, 2013.

For the period ended May 31, 2014, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended May 31, 2014.

All officers of the Corporation are employees of Legg Mason or its affiliates and do not receive compensation from the Corporation.

As of May 31, 2014, Legg Mason and its affiliates owned 43% of the Fund.

48	Western Asset Global Multi-Sector Fund 2014 Annual Report

3. Investments

During the period ended May 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$10,381,357	$23,257,776
Sales	10,636,240	25,273,332

At May 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,610,222
Gross unrealized depreciation	(621,620)
Net unrealized appreciation	$988,602

At May 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Buy:
U.S. Treasury 5-Year Notes	2	9/14	$239,905	$239,516	$(389)
Contracts to Sell:
Euro Bund	7	6/14	1,386,526	1,400,868	(14,342)
Euro Bobl	10	6/14	1,707,595	1,728,202	(20,607)
U.S. Treasury 10-Year Notes	24	9/14	3,003,383	3,012,374	(8,991)
					(43,940)
Net unrealized depreciation on open futures contracts					$(44,329)

At May 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Yuan Renminbi	HSBC Bank	4,987,000	$796,388	7/16/14	$(8,421)
Indian Rupee	Citibank N.A.	30,430,000	508,963	7/25/14	12,632
Indian Rupee	JPMorgan Chase Bank	20,320,000	339,866	7/25/14	9,298
Indonesian Rupiah	HSBC Bank	4,786,750,000	406,214	7/25/14	(4,631)
Euro	Deutsche Bank AG	1,467,153	1,999,916	8/14/14	(43,673)
Euro	UBS AG	44,318	60,410	8/14/14	(1,275)
Polish Zloty	JPMorgan Chase Bank	3,600,413	1,181,318	8/14/14	6,919
South African Rand	JPMorgan Chase Bank	3,210,000	299,841	8/14/14	(5,570)
					(34,721)
Contracts to Sell:
Brazilian Real	Barclays Bank PLC	1,768,000	777,876	7/25/14	(4,777)
Australian Dollar	HSBC Bank	1,418,181	1,313,281	8/14/14	(2,399)
British Pound	Barclays Bank PLC	99,934	167,417	8/14/14	1,811
British Pound	JPMorgan Chase Bank	100,000	167,527	8/14/14	1,168
British Pound	JPMorgan Chase Bank	864,736	1,448,664	8/14/14	15,830

Western Asset Global Multi-Sector Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Appreciation (Depreciation)
Contracts to Sell: continued
British Pound	Royal Bank of Canada	180,000	$301,548	8/14/14	$3,254
Euro	Barclays Bank PLC	550,000	749,720	8/14/14	16,111
Euro	Citibank N.A.	245,645	334,845	8/14/14	7,315
Euro	HSBC Bank	850,000	1,158,658	8/14/14	6,199
Euro	HSBC Bank	1,547,560	2,109,520	8/14/14	44,717
Euro	JPMorgan Chase Bank	1,587,978	2,164,616	8/14/14	46,552
Japanese Yen	Deutsche Bank AG	33,641,600	330,619	8/14/14	565
Japanese Yen	HSBC Bank	40,180,000	394,876	8/14/14	(572)
Mexican Peso	Deutsche Bank AG	4,840,000	374,329	8/14/14	(5,649)
Polish Zloty	JPMorgan Chase Bank	1,238,689	406,421	8/14/14	1,310
South African Rand	Bank of America N.A.	995,000	92,941	8/14/14	74
South African Rand	JPMorgan Chase Bank	2,206,224	206,080	8/14/14	407
Turkish Lira	Citibank N.A.	560,000	262,561	8/14/14	(732)
					131,184
Net unrealized appreciation on open forward foreign currency contracts					$96,463

At May 31, 2014, the Fund had the following open swap contract:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Merrill Lynch & Co. Inc. (MARKIT ITRX.EUR.XOVER Index)	$1,000,000	6/20/19	5.000% quarterly	$(152,550)	$(124,849)	$(27,701)

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

50	Western Asset Global Multi-Sector Fund 2014 Annual Report

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$16,691
Forward foreign currency contracts	174,162
Total	$190,853

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$44,329	—	—	$44,329
Centrally cleared swap contracts[4]	—	—	$27,701	27,701
Forward foreign currency contracts	—	$77,699	—	77,699
Total	$44,329	$77,699	$27,701	$149,729

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(106,037)	—	$(106,037)
Written options	$5,602	—	—	5,602
Futures contracts	21,634	—	—	21,634
OTC swap contracts	—	—	$(58,969)	(58,969)
Forward foreign currency contracts[2]	—	(664,397)	—	(664,397)
Total	$27,236	$(770,434)	$(58,969)	$(802,167)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Global Multi-Sector Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$46,986	—	$46,986
Futures contracts	$34,089	—	—	34,089
OTC swap contracts	—	—	$(34,533)	(34,533)
Forward foreign currency contracts[2]	—	87,406	—	87,406
Total	$34,089	$134,392	$(34,533)	$133,948

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended May 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(105,067)	—	$(105,067)
Futures contracts	$(61,960)	—	—	(61,960)
Swap contracts	—	—	$(100,102)	(100,102)
Forward foreign currency contracts[2]	—	(361,117)	—	(361,117)
Total	$(61,960)	$(466,184)	$(100,102)	$(628,246)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(91,633)	—	$(91,633)
Futures contracts	$(95,739)	—	—	(95,739)
Swap contracts	—	—	$26,918	26,918
Forward foreign currency contracts[2]	—	297,457	—	297,457
Total	$(95,739)	$205,824	$26,918	$137,003

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

52	Western Asset Global Multi-Sector Fund 2014 Annual Report

During the period ended May 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$33,282
Futures contracts (to buy)	597,944
Futures contracts (to sell)	5,251,494
Forward foreign currency contracts (to buy)	6,899,300
Forward foreign currency contracts (to sell)	15,188,135

Average Notional Balance
Credit default swap contracts (to buy protection)	$805,500

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at May 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$16,691	—	$16,691
Forward foreign currency contracts	174,162	—	174,162
Total	$190,853	—	$190,853

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at May 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4,5]	Net Amount
Futures contracts[6]	$32,389	$(32,389)	—
Centrally cleared swap contracts[6]	2,479	(2,479)	—
Forward foreign currency contracts	77,699	—	$77,699
Total	$112,567	$(34,868)	$77,699

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Asset and Liabilities.

[3]	Gross amounts not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	See the accompanying Schedule of Investments for securities pledged as collateral for certain derivatives.

[6]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00%, 0.25% and 0.50% of the average daily net assets of each respective class. Service and distribution fees are accrued and paid monthly.

Western Asset Global Multi-Sector Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

For the year ended December 31, 2013, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$36	$70
Class C	145	50
Class FI	269	15
Class R	51	39
Class I	—	1,845
Class IS	—	7,349
Total	$501	$9,368

For the period ended May 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$16	$24
Class C	127	24
Class FI	153	94
Class R	21	13
Class I	—	847
Class IS	—	2,789
Total	$317	$3,791

For the year ended December 31, 2013, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$104
Class C	75
Class FI	495
Class R	65
Class I	14,843
Class IS	169,902
Total	$185,484

For the period ended May 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$41
Class C	71
Class FI	353
Class R	25
Class I	3,609
Class IS	83,295
Total	$87,394

54	Western Asset Global Multi-Sector Fund 2014 Annual Report

6. Distributions to shareholders by class

	Period Ended May 31, 2014[1]	Year Ended December 31, 2013	Year Ended December 31, 2012
Net Investment Income:
Class A	$1	$196	$287
Class C	7	88	206
Class FI	123	1,692	2,921
Class R	—	119	243
Class I	50	74,395	3,296
Class IS	49,822	653,518	907,500
Total	$50,003	$730,008	$914,453

Net Realized Gains:
Class A	—	$21	$62
Class C	—	17	45
Class FI	—	159	464
Class R	—	15	45
Class I	—	5,976	466
Class IS	—	53,912	132,977
Total	—	$60,100	$134,059

[1]	For the period January 1, 2014 through May 31, 2014.

7. Capital Shares

At May 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Period Ended May 31, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Shares sold	780	$8,000	—	—	1,360	$14,000
Shares issued on reinvestment	—	1	21	$217	34	349
Shares repurchased	(485)	(5,000)	—	—	—	—
Net increase	295	$3,001	21	$217	1,394	$14,349

Class C
Shares sold	2,896	$29,144	1,434	$14,131	977	$10,000
Shares issued on reinvestment	1	7	11	106	25	251
Shares repurchased	—	(4)	(770)	(7,740)	—	—
Net increase	2,897	$29,147	675	$6,497	1,002	$10,251

Class FI
Shares sold	14,804	$151,142	203	$2,040	—	—
Shares issued on reinvestment	12	123	185	1,852	327	$3,385
Shares repurchased	(73)	(737)	(103)	(1,011)	—	—
Net increase	14,743	$150,528	285	$2,881	327	$3,385

Western Asset Global Multi-Sector Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

	Period Ended May 31, 2014[1]		Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount	Shares	Amount
Class R
Shares sold	—	—	—	—	977	$10,000
Shares issued on reinvestment	—	—	14	$134	28	288
Net increase	—	—	14	$134	1,005	$10,288

Class I
Shares sold	386,260	$4,013,322	424,229	$4,428,954	—	—
Shares issued on reinvestment	5	50	7,994	80,369	363	$3,762
Shares repurchased	—	—	(432,016)	(4,332,048)	—	—
Net increase	386,265	$4,013,372	207	$177,275	363	$3,762

Class IS
Shares sold	98,392	$992,000	1,152,794	$11,736,172	881,387	$8,991,765
Shares issued on reinvestment	4,682	47,477	69,656	696,355	101,074	1,040,477
Shares repurchased	(430,381)	(4,356,973)	(265,442)	(2,611,794)	(4,642)	(47,719)
Net increase (decrease)	(327,307)	$(3,317,496)	957,008	$9,820,733	977,819	$9,984,523

[1]	For the period January 1, 2014 through May 31, 2014.

8. Income tax information and distributions to shareholders

Subsequent to the period end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class C	Class FI	Class R	Class I	Class IS
6/26/2014 6/27/2014	$0.049032	$0.040251	$0.057610	$0.046104	$0.062460	$0.061483

The tax character of distributions paid for the period ended May 31, 2014 and the fiscal years ended December 31, 2013 and December 31, 2012, was as follows:

	2014	2013	2012
Distributions Paid From:
Ordinary income	$50,003	$629,924	$1,002,934
Net long-term capital gains	—	160,184	45,578
Total taxable distributions	$50,003	$790,108	$1,048,512

56	Western Asset Global Multi-Sector Fund 2014 Annual Report

As of May 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$296,702
Deferred capital losses*	(200,890)
Other book/tax temporary differences(a)	(233,614)
Unrealized appreciation (depreciation)(b)	1,009,633
Total accumulated earnings (losses) — net	$871,831

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, book/tax difference in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

Western Asset Global Multi-Sector Fund 2014 Annual Report	57

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the

Shareholders of Western Asset Global Multi-Sector Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Global Multi-Sector Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at May 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

July 17, 2014

58	Western Asset Global Multi-Sector Fund 2014 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Global Multi-Sector Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Global Multi-Sector Fund	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company)
Number of portfolios in fund complex overseen[2]	13
Other directorships held during the past five years	None

60	Western Asset Global Multi-Sector Fund

Interested Director
Ronald L. Olson[3]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	13
Other directorships held during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[4]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office and length of time served[1]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served[1]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Global Multi-Sector Fund	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

62	Western Asset Global Multi-Sector Fund

Officers[4] cont’d

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[2]

In addition to overseeing the 11 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[3]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[4]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

Western Asset Global Multi-Sector Fund	63

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable period ended May 31, 2014:

Record Date:	3/27/2014
Payable Date:	3/28/2014
Interest from Federal Obligations	4.88%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

64	Western Asset Global Multi-Sector Fund

Western Asset

Global Multi-Sector Fund

Directors

William E. B. Siart,
Chairman

Robert Abeles

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd.

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Global Multi-Sector Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Global Multi-Sector Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Multi-Sector Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX014334 7/14 SR14-2256

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2012, December 31, 2013 and May 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $354,434 in December 31, 2012, $278,264 in December 31, 2013 and $88,856 for the five month period ended May 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2012, $0 in December 31, 2013 and $0 for the five month period ended May 31, 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $57,000 in December 31, 2012, $27,645 in December 31, 2013 and $0 for the five month period ended May 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $13,130 December 31, 2012, $1,860 in December 31, 2013 and $1,065 for the five month period ended May 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; Tax Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period ended May 31, 2014; and Other Fees were 100%, 100% and 100% for December 31, 2012, December 31, 2013 and for the five month period May 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $256,353 in December 31, 2012, $240,000 in December 31, 2013 and $15,000 for the five month period ended May 31, 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	July 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	July 23, 2014